                                                                     Exhibit 4.2

================================================================================

                                  THE GAP, INC.
                                                                       as Issuer
                                                                       ---------

                                       TO

                              THE BANK OF NEW YORK
                                                                      as Trustee
                                                                      ----------

                             ----------------------

                                    Indenture

                          Dated as of November 21, 2001

                             ----------------------

                               Up to $700,000,000

                        8.15% NOTES DUE DECEMBER 15, 2005

                        8.80% NOTES DUE DECEMBER 15, 2008

================================================================================

================================================================================

                                  The Gap, Inc.

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                                           Indenture
  Act Section                                                                              Section
  -----------                                                                              -------
  Section  310(a)(1)             ............................................           6.09
              (a)(2)             ............................................           6.09
              (a)(3)             ............................................           Not Applicable
              (a)(4)             ............................................           Not Applicable
              (b)                ............................................           6.08
                                                                                        6.10
  Section 311(a)                 ............................................           6.13
             (b)                 ............................................           6.13
  Section 312(a)                 ............................................           7.01
             (b)                 ............................................           7.02
             (c)                 ............................................           7.02
  Section 313(a)                 ............................................           7.03
             (b)                 ............................................           7.03
             (c)                 ............................................           7.03
             (d)                 ............................................           7.03
  Section 314(a)                 ............................................           7.04
                                                                                        10.08
              (b)                ............................................           Not Applicable
              (c)(1)             ............................................           1.02
              (c)(2)             ............................................           1.02
              (c)(3)             ............................................           Not Applicable
              (d)                ............................................           Not Applicable
              (e)                ............................................           1.02
  Section 315(a)                 ............................................           6.01
             (b)                 ............................................           6.02
             (c)                 ............................................           6.01
             (d)                 ............................................           6.01
             (e)                 ............................................           5.14
  Section 316(a)(1)(A)           ............................................           5.02
                                                                                        5.12
             (a)(1)(B)           ............................................           5.13
             (a)(2)              ............................................           Not Applicable
             (b)                 ............................................           5.08
             (c)                 ............................................           1.04
  Section 317(a)(1)              ............................................           5.03
             (a)(2)              ............................................           5.04
             (b)                 ............................................           10.03
  Section 318(a)                 ............................................           1.07

 Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

================================================================================

                                TABLE OF CONTENTS

                                                                                                Page
                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

SECTION 1.01.      Definitions...................................................................1
SECTION 1.02.      Compliance Certificates and Opinions.........................................10
SECTION 1.03.      Form of Documents Delivered to Trustee.......................................11
SECTION 1.04.      Acts of Holders; Record Dates................................................11
SECTION 1.05.      Notices, Etc., to Trustee and Company........................................14
SECTION 1.06.      Notice to Holders; Waiver....................................................14
SECTION 1.07.      Application of Trust Indenture Act...........................................15
SECTION 1.08.      Effect of Headings and Table of Contents.....................................15
SECTION 1.09.      Successors and Assigns.......................................................15
SECTION 1.10.      Separability Clause..........................................................15
SECTION 1.11.      Benefits of Indenture........................................................16
SECTION 1.12.      No Personal Liability of Directors, Officers, Employees and Stockholders.....16
SECTION 1.13.      Governing Law................................................................16
SECTION 1.14.      Legal Holidays...............................................................16

                           ARTICLE TWO

                         Security Forms

SECTION 2.01.      Forms Generally..............................................................17
SECTION 2.02.      Form of Face of the Securities...............................................17
SECTION 2.03.      Form of Reverse of the Securities............................................22
SECTION 2.04.      Additional Provisions Required in Global Security............................27
SECTION 2.05.      Form of Trustee's Certificate of Authentication..............................27

                          ARTICLE THREE

                         The Securities

SECTION 3.01.      Title and Terms..............................................................28
SECTION 3.02.      Denominations................................................................30
SECTION 3.03.      Execution, Authentication, Delivery and Dating...............................30
SECTION 3.04.      Temporary Securities.........................................................31
SECTION 3.05.      Registration, Registration of Transfer and Exchange..........................31

   Note : This table shall not, for any purpose, be deemed to be part of this
                                    Indenture

================================================================================

                                                                                                Page
SECTION 3.06.      Mutilated, Destroyed, Lost and Stolen Securities.............................36
SECTION 3.07.      Payment of Interest; Interest Rights Preserved...............................37
SECTION 3.08.      Persons Deemed Owners........................................................38
SECTION 3.09.      Cancellation.................................................................38
SECTION 3.10.      Computation of Interest......................................................39
SECTION 3.11.      CUSIP Numbers................................................................39

                          ARTICLE FOUR

                   Satisfaction and Discharge

SECTION 4.01.      Satisfaction and Discharge of Indenture......................................39
SECTION 4.02.      Application of Trust Money...................................................40

                          ARTICLE FIVE

                            Remedies

SECTION 5.01.      Events of Default............................................................41
SECTION 5.02.      Acceleration of Maturity; Rescission and Annulment...........................42
SECTION 5.03.      Collection of Indebtedness and Suits for Enforcement by Trustee..............44
SECTION 5.04.      Trustee May File Proofs of Claim.............................................44
SECTION 5.05.      Trustee May Enforce Claims Without Possession of Securities..................45
SECTION 5.06.      Application of Money Collected...............................................45
SECTION 5.07.      Limitation on Suits..........................................................46
SECTION 5.08.      Unconditional Right of Holders to Receive Principal, Premium and Interest....46
SECTION 5.09.      Restoration of Rights and Remedies...........................................47
SECTION 5.10.      Rights and Remedies Cumulative...............................................47
SECTION 5.11.      Delay or Omission Not Waiver.................................................47
SECTION 5.12.      Control by Holders...........................................................47
SECTION 5.13.      Waiver of Past Defaults......................................................47
SECTION 5.14.      Undertaking for Costs........................................................48
SECTION 5.15.      Waiver of Stay or Extension Laws.............................................49

                           ARTICLE SIX

                           The Trustee

SECTION 6.01.      Certain Duties and Responsibilities..........................................49
SECTION 6.02.      Notice of Defaults...........................................................49

   Note : This table shall not, for any purpose, be deemed to be part of this
                                    Indenture

================================================================================

                                                                                                Page
SECTION 6.03.      Certain Rights of Trustee....................................................50
SECTION 6.04.      Not Responsible for Recitals or Issuance of Securities.......................51
SECTION 6.05.      May Hold Securities..........................................................52
SECTION 6.06.      Money Held in Trust..........................................................52
SECTION 6.07.      Compensation and Reimbursement...............................................52
SECTION 6.08.      Disqualification; Conflicting Interests......................................53
SECTION 6.09.      Corporate Trustee Required; Eligibility......................................53
SECTION 6.10.      Resignation and Removal; Appointment of Successor............................54
SECTION 6.11.      Acceptance of Appointment by Successor.......................................55
SECTION 6.12.      Merger, Conversion, Consolidation or Succession to Business..................55
SECTION 6.13.      Preferential Collection of Claims Against the Company........................56
SECTION 6.14.      Appointment of Authenticating Agent..........................................56

                          ARTICLE SEVEN

                       Holders' Lists and Reports by Trustee and the Company

SECTION 7.01.      Company to Furnish Trustee Names and Addresses of Holders....................58
SECTION 7.02.      Preservation of Information; Communications to Holders.......................58
SECTION 7.03.      Reports by Trustee...........................................................58
SECTION 7.04.      Reports by Company...........................................................59
SECTION 7.05.      Officers' Certificate with Respect to Change in Interest Rates...............59

                          ARTICLE EIGHT

                   Merger, Consolidation, Etc.

SECTION 8.01.      Mergers, Consolidations and Certain Sales of Assets..........................60
SECTION 8.02.      Successor Substituted........................................................60
SECTION 8.03.      Officers' Certificate and Opinion of Counsel.................................61

                          ARTICLE NINE

                     Supplemental Indentures

SECTION 9.01.      Supplemental Indentures Without Consent of Holders...........................61
SECTION 9.02.      Supplemental Indentures With Consent of Holders..............................62
SECTION 9.03.      Execution of Supplemental Indentures.........................................63
SECTION 9.04.      Effect of Supplemental Indentures............................................64
SECTION 9.05.      Conformity with Trust Indenture Act..........................................64
SECTION 9.06.      Reference in Securities to Supplemental Indentures...........................64

   Note : This table shall not, for any purpose, be deemed to be part of this
                                    Indenture

================================================================================

                                   ARTICLE TEN

                                    Covenants

                                                                                                Page
SECTION 10.01.     Payment of Principal, Premium and Interest...................................64
SECTION 10.02.     Maintenance of Office or Agency..............................................65
SECTION 10.03.     Money for Security Payments to be Held in Trust..............................65
SECTION 10.04.     Existence....................................................................67
SECTION 10.05.     Maintenance of Properties....................................................67
SECTION 10.06.     Payment of Taxes and Other Claims............................................67
SECTION 10.07.     Provision of Financial Information...........................................68
SECTION 10.08.     Provision of Additional Information..........................................68
SECTION 10.09.     Statement by Officers as to Compliance.......................................68
SECTION 10.10.     Waiver of Certain Covenants..................................................69
SECTION 10.11.     Statement by Officers as to Default..........................................69

                                 ARTICLE Eleven

                       Defeasance and Covenant Defeasance

SECTION 11.01.     Company's Option to Effect Defeasance or Covenant Defeasance.................69
SECTION 11.02.     Defeasance and Discharge.....................................................70
SECTION 11.03.     Covenant Defeasance..........................................................70
SECTION 11.04.     Conditions to Defeasance or Covenant Defeasance..............................71
SECTION 11.05.     Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
                   Miscellaneous Provisions.....................................................72
SECTION 11.06.     Reinstatement................................................................73
SECTION 11.07.     Repayment to Company.........................................................73

                         ARTICLE Twelve

                    Redemption of Securities

SECTION 12.01.     Right of Redemption..........................................................74
SECTION 12.02.     Applicability of Article.....................................................74
SECTION 12.03.     Election to Redeem; Notice to Trustee........................................74
SECTION 12.04.     Selection by Trustee of Securities to Be Redeemed............................74
SECTION 12.05.     Notice of Redemption.........................................................75
SECTION 12.06.     Deposit of Redemption Price..................................................76
SECTION 12.07.     Securities Payable on Redemption Date........................................76

   Note : This table shall not, for any purpose, be deemed to be part of this
                                    Indenture

================================================================================

                                                                            Page

ANNEX A - Form of Regulation S Certificate
ANNEX B - Form of Restricted Securities Certificate
ANNEX C - Form of Unrestricted Securities Certificate

   Note : This table shall not, for any purpose, be deemed to be part of this
                                    Indenture

================================================================================

          INDENTURE, dated as of November 21, 2001, between The Gap, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), having its principal office at One Harrison, San Francisco, California 94105, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of up to $200,000,000 aggregate principal amount of its 8.15% Notes due December 15, 2005 (the "2005 Notes") and up to $500,000,000 aggregate principal amount of its 8.80% Notes due December 15, 2008 (the "2008 Notes" and, together with the 2005 Notes, and including the Exchange Securities, as hereinafter defined, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities and/or Exchange Securities, each as defined herein. The Original Securities and the Exchange Securities shall rank pari passu in right of payment with all existing and future unsecured and unsubordinated obligations of the Company.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION   1.01 Definitions.
               -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

================================================================================

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein); and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "2005 Notes" has the meaning set forth in the recitals.

          "2008 Notes" has the meaning set forth in the recitals.

          "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

          "Additional Interest" has the meaning set forth in the form of the Securities contained in Section 2.02. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

          "Additional Interest Notice" has the meaning set forth in Section
3.01.

          "Adjusted Treasury Rate" has the meaning set forth in Section 2.03.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, the Depositary.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

================================================================================

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

          "Clearstream" means Clearstream Banking S.A. (or any successor securities clearing agency).

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 20 Broad Street, Lower Level, Attn: Corporate Trust Reorg. Department, New York, New York 10005.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Default Amount" has the meaning specified in Section 5.02.

================================================================================

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC, and with respect to payments of the principal of, premium, if any, and interest on such Global Securities, its nominee, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "DTC" means The Depository Trust Company.

          "DWAC System" means DTC's Deposit/Withdrawal at Custodian system.

          "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 5.01.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act) and the rules and regulations thereunder.

          "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement among the Company and the Purchasers, dated November 21, 2001, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 2.02.

          "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 2.02.

          "Exchange Security" means any Security issued in exchange for an Original Security or Original Securities pursuant to the Exchange Offer or otherwise registered under the Securities Act and any Security with respect to which the next preceding Predecessor Security of such Security was an Exchange Security.

          "Expiration Date" has the meaning specified in Section 1.04.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

================================================================================

          "Global Security" means a Security in the form prescribed in Section
2.02 evidencing all or part of a series of Securities, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Issue Date" means the date on which the Securities are first authenticated and delivered under this Indenture.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Notice of Default" has the meaning specified in Section 5.01.

          "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and (ii) the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee and containing the statements provided for in Section 1.02. One of the officers signing an Officers' Certificate given pursuant to Section 10.09 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 1.02.

          "Original Securities" means all Securities other than Exchange Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities authenticated and delivered under this Indenture, except:
           ------

================================================================================

          (i) Securities cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities, except to the extent provided in Sections 11.02 and 11.03, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Eleven; and

          (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          provided, however, that in determining whether the Holders of the
          --------  -------
requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company. The Trustee is hereby authorized by the Company to act as a "Paying Agent" for the purposes of this Indenture, until such time as the Company notifies the Trustee in writing that such authorization is revoked.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

================================================================================

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Purchase Agreement" means the Purchase Agreement, dated November 16, 2001, between the Company and the Purchasers, as such agreement may be amended from time to time.

          "Purchasers" means Goldman, Sachs & Co., J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of America Securities LLC, HSBC Securities (USA) Inc., Fleet Securities, Inc., Mizuho International plc, Scotia Capital (USA) Inc. and US Bancorp Piper Jaffray Inc.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

          "Registration Default" has the meaning set forth in the form of Security contained in Section 2.02.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

          "Regulation S Global Security" has the meaning specified in Section 2.01.

          "Regulation S Legend" means a legend substantially in the form of the legend required in the form of the Securities set forth in Section 2.02 to be placed upon each Regulation S Security.

================================================================================

          "Regulation S Securities" means the Securities purchased by the Purchasers from the Company pursuant to the Purchase Agreement in reliance on Regulation S under the Securities Act. Such term includes the Regulation S Global Security.

          "Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 2.02.

          "Responsible Officer" shall mean any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Global Security" has the meaning specified in Section
2.01.

          "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the original issuance date of the Securities.

          "Restricted Securities" means all Securities required pursuant to
Section 3.05(c) to bear any Restricted Securities Legend. Such term includes the Restricted Global Securities.

          "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

          "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of the Securities set forth in Section 2.02 to be placed upon each Restricted Security.

          "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

          "Rule 144A Securities" means the Securities purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Securities.

          "SEC Reports" has the meaning specified in Section 7.04.

          "Securities" has the meaning specified in the recitals and such reference includes the Exchange Securities and the Original Securities.

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

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., and its successors.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and shall not include any contingent obligations to repay or redeem any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Statistical Release" has the meaning set forth in Section 2.03.

          "Step-Down Date" has the meaning set forth in the form of the Securities contained in Section 2.02.

          "Step-Up" has the meaning set forth in the form of the Securities contained in Section 2.02.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the

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

applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however,
                                                            --------  -------
that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

          "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words (including "Senior" and "Executive") added before or after the title "vice president".

SECTION 1.02. Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

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

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03. Form of Documents Delivered to Trustee.
              --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate of an officer of the Company may be based, insofar as it relates to legal matters, upon an opinion of counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Company submitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04. Acts of Holders; Record Dates.
              -----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied

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

in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing pursuant to this Section 1.04 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of either series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the
                                                              --------
Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that
                                                                   --------
no such action shall be effective hereunder unless taken on or prior to the

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

applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of a series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of either series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph with respect to one or more series of Securities, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be
                                       --------
effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of either series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph with respect to either series of Securities, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of such series in the manner set forth in Section 1.06.

          With respect to any record date set with respect to either series of Securities pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such
                                                        --------
change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of such series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day

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

after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05. Notices, Etc., to Trustee and Company.
              -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if delivered in writing to the Trustee at its Corporate Trust Office; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06. Notice to Holders; Waiver.
              -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in the case of a Global Security, in writing by facsimile and/or by overnight mail to the Depositary, and (ii) in the case of securities other than Global Securities, in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such

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

notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07. Application of Trust Indenture Act.
              ----------------------------------

          The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08. Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09. Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10. Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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

SECTION 1.11. Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. No Personal Liability of Directors, Officers, Employees and
              -----------------------------------------------------------
              Stockholders.
              ------------

          No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder shall be deemed to have waived and released each such past, present and future director, officer, employee, incorporator and stockholder of the Company of any such liability by accepting a Security as part of the consideration for the issuance of the Securities.

SECTION 1.13. Governing Law.
              -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof.

SECTION 1.14. Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest and premium, if any need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity; provided that
                                                                  --------
no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

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

                                  ARTICLE TWO

                                 Security Forms

SECTION 2.01. Forms Generally.
              ---------------

          The Securities of each series and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          Upon their original issuance, each series of the Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security." Upon their original issuance, each series of the Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of the Depositary, or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct); provided that upon such deposit all such
                              --------
Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security."

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          In certain cases described elsewhere herein, the legends set forth in
Section 2.02 may be omitted from Securities issued hereunder.

SECTION 2.02. Form of Face of the Securities.
              ------------------------------

          [If the Security is a Global Security, insert the legends required by
Section 2.04 of the Indenture]

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

          [If Restricted Securities, then insert - THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON THAT THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), (4) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

          THIS NOTE, AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

          [If a Regulation S Security, then insert -- THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS NOTE IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.]

                                  THE GAP, INC.

     [Insert for 2005 Notes -- 8.15%] [Insert for 2008 Notes -- 8.80%] NOTES DUE DECEMBER 15, [Insert for 2005 Notes -- 2005] [Insert for 2008 Notes -- 2008]

[IF RESTRICTED GLOBAL SECURITY - CUSIP NO. ]
[IF ANY REGULATION S SECURITY - CUSIP NO. ]
[IF REGULATION S GLOBAL SECURITY - ISIN NO. ]

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

No.                                                                $
    ------                                                          ------------

          The Gap, Inc., a corporation organized under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby
promises to pay to             , or registered assigns, the principal sum of
                  -------------
              Dollars [if this Security is a Global Security, then insert:
-------------
(which principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed [Insert for 2005 Notes -- $200,000,000] [Insert for 2008 Notes -- $500,000,000] in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on December 15, [Insert for 2005 Notes --2005] [Insert for 2008 Notes -- 2008], and to pay interest thereon from November 21, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing June 15, 2002 at the rate of [Insert for 2005 Notes -- 8.15%] [Insert for 2008 Notes -- 8.80%] per annum, which rate shall be subject to adjustment from time to time as set forth on the reverse of this Security, until the principal hereof is paid or made available for payment. [If Original Securities, then insert: provided, however, that if (i) the Company
                                      --------  -------
has not filed a registration statement (the "Exchange Registration Statement") under the Securities Act, registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Additional Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")) by February 19, 2002, (ii) the Exchange Registration Statement relating to the Exchange Offer has not become or been declared effective by May 20, 2002 or, if applicable, the Resale Registration Statement, has not become or been declared effective within 120 days of the date of the filing of such registration statement, (iii) the Exchange Offer has not been completed within 45 days after the date on which the Exchange Registration Statement has become or been declared effective (if the Exchange Offer is then required to be made pursuant to the Exchange and Registration Rights Agreement), (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective (except as specifically permitted therein) but shall thereafter cease to be effective without being succeeded immediately by an additional registration statement filed and declared effective or (v) the Holders of this series of Securities are prevented or restricted by the Company from affecting sales pursuant to any Resale Registration Statement except as expressly permitted under the Exchange and Registration Rights Agreement, in each case (i) through (v) upon the terms and conditions set forth in the Exchange and Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a rate of 0.25% per annum, determined daily, on the principal amount of the Securities, for the 90-day period immediately following the occurrence of the Registration Default, which rate shall be increased by 0.25% per annum at the beginning of each subsequent 90-day period (provided that the rate at which such
                                            --------
additional interest

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

accrues shall not exceed 1.00% per annum in the aggregate) and interest shall be payable at such increased rate until such time (the "Step-Down Date") as no Registration Default is in effect (after which such interest rate will be restored to its initial rate). Interest accruing as a result of the Step-Up (which shall be computed on the basis of a 365 or 366-day year, as the case may be) is referred to herein as "Additional Interest." Additional Interest on such Securities shall cease to accrue (A) in the case of clause (i) above, upon the filing of the Exchange Registration Statement or Resale Registration Statement,
(B) in the case of clause (ii) above, upon the effectiveness of the Exchange Registration Statement or Resale Registration Statement, (C) in the case of clause (iii) above, upon the completion of the Exchange Offer, (D) in the case of clause (iv) above, upon the effectiveness of a new Exchange Registration Statement or Resale Registration Statement succeeding a withdrawn Exchange Registration Statement or Resale Registration Statement or upon the cessation of the stop order suspending the effectiveness of such Exchange Registration Statement or Resale Registration Statement, as applicable, (E) in the case of clause (v) above, when the holders of such Securities are no longer prevented or restricted by the Company from effecting sales pursuant to any Resale Registration Statement and (F) other than with respect to a Holder that is an affiliate of the Company or a Holder that is not otherwise eligible to utilize the provisions of Rule 144(k) under the Securities Act, upon the expiration of two years (or such shorter period as may be prescribed by paragraph (k) of Rule
144) commencing on the Issue Date, in each case (A)-(E), subject to the new accrual of Additional Interest upon the occurrence of a new Registration Default. Accrued Additional Interest, if any, shall be paid semi-annually on June 15 and December 15 in each year; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

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

          In the case of a default in payment of principal and premium, if any, or upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal and premium, if any, such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the same rate of interest that is payable pursuant to the preceding paragraph on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          If this Security is issued in the form of a Global Security, payments of the principal of and premium, if any, and interest on this Security shall be made in immediately available funds to the Depositary. If this Security is issued in certificated form, payment of the principal of and premium, if any, and interest on this Security will be made at the corporate trust office of the Trustee and at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the
                                                --------  -------
option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                     The Gap, Inc.


                                     By
                                       ---------------------------------
                                          Name:
                                          Title:

Attest:

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

------------------------------
Name:
Title:

SECTION 2.03. Form of Reverse of the Securities.
              ---------------------------------

          This Security is one of a duly authorized issue of a series of Securities of the Company designated as its [Insert for 2005 Notes -- 8.15%] [Insert for 2008 Notes -- 8.80%] Notes due December 15, [Insert for 2005 Notes -- 2005] [Insert for 2008 Notes -- 2008] issued under an Indenture, dated as of November 21, 2001 (herein called the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities of this series are limited in aggregate principal amount to [Insert for 2005 Notes -- $200,000,000] [Insert for 2008 Notes -- $500,000,000]. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of this series of Securities and of the terms upon which this series of Securities are, and are to be, authenticated and delivered.

          The Securities of this series do not have the benefit of any sinking fund obligations.

          At any time on or after the Issue Date, the interest rate payable on this Security shall be subject to adjustment from time to time as set forth below if Moody's downgrades the rating ascribed to the Securities to Baa3 or below or S&P downgrades the rating ascribed to this series of Securities to BBB or below.

          (a) If the rating ascribed to the Securities of this series by Moody's is changed to a rating set forth below, the interest rate applicable to this series of Securities shall increase from the rate set forth on the face of this Security (as it may be increased as provided herein in the event of a Registration Default) by the percentage per annum set opposite such rating:

Rating                   Percentage
------                   ----------

Baa2 or above                 0%
Baa3                        .25%
Ba1                         .50%
Ba2                         .75%
Ba3                        1.00%
B1                         1.25%
B2                         1.50%
B3                         1.75%

================================================================================

Rating                   Percentage
------                   ----------

Caa1                       2.00%
Caa2                       2.25%
Caa3                       2.50%
Ca                         2.75%
C                          3.00%

          (b) If the rating ascribed to the Securities of this series by S&P is changed to a rating set forth below, the interest rate applicable to this series of Securities shall increase from the rate set forth on the face of this Security (as it may be increased as provided herein in the event of a Registration Default) by the percentage per annum set opposite such rating:

Rating                   Percentage
------                   ----------

BBB+ or above                 0%
BBB                         .25%
BBB-                        .50%
BB+                         .75%
BB                         1.00%
BB-                        1.25%
B+                         1.50%
B                          1.75%
B-                         2.00%
CCC+                       2.25%
CCC                        2.50%
CCC-                       2.75%
CC                         3.00%
C                          3.25%
D                          3.50%

Each adjustment required by any change in rating as provided herein, whether occasioned by the action of Moody's or S&P, shall be made independent of, and shall be in addition to, any and all other adjustments, including (i) in the case of an adjustment occasioned by the action of Moody's, any adjustment occasioned by the action of S&P, (ii) in the case of an adjustment occasioned by the action of S&P, any adjustment occasioned by the action of Moody's and (iii) in the case of an adjustment occasioned by the action of Moody's and/or S&P, any adjustment resulting from a Registration Default as provided herein. If, subsequent to an adjustment in the interest rate on this Security as a result of a change in the ratings ascribed to this series of Securities by Moody's or S&P, either Moody's or S&P subsequently changes its ratings ascribed to this series of Securities to any of the thresholds set forth above, the interest rate on this Security shall be readjusted in accordance with the tables set forth above. In no event shall the interest rate payable

================================================================================
with respect to this Security be reduced to below [Insert for 2005 Notes -- 8.15%] [Insert for 2008 Notes -- 8.80%] [if Original Securities, then insert: plus any increase in the interest rate applicable as a consequence of a Registration Default, as provided herein].

          Any interest rate increase or decrease on this Security as a consequence of a change in the ratings ascribed to this series of Securities by Moody's and/or S&P as described herein, shall take effect from the Interest Payment Date following such ratings change.

          The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (determined on the third Business Day preceding such Redemption Date), together in the case of any such redemption with accrued and unpaid interest (except if the Redemption Date is an Interest Payment Date) and Additional Interest, if any, to the Redemption Date, but interest installments that are due on or prior to such Redemption Date shall be payable to the holders of such Securities of record at the close of business on the relevant Regular Record Dates. "Adjusted Treasury Rate" means (i) the arithmetic mean of the yields under the heading "Week Ending" published in the Statistical Release most recently published prior to the date of determination under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the Redemption Date, of the principal being redeemed plus (ii) 0.45%. If no maturity set forth under such heading exactly corresponds to the maturity of such principal, yields for the two published maturities most closely corresponding to the maturity of such principal shall be calculated pursuant to the immediately preceding sentence, and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. "Statistical Release" means the statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the terms hereof, then such other reasonably comparable index which shall be designated by the Company. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          [If a Global Security insert -- In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange or transfer of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon

================================================================================
receipt of notice of such event from the Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

          If an Event of Default with respect to the Securities of this series shall occur and be continuing, the entire principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          Unless the context otherwise requires, the Original Securities of this series of Securities (as defined in the Indenture) and the Exchange Securities of this series of Securities (as defined in the Indenture) shall constitute one class for all purposes under the Indenture, including without limitation, amendments and waivers.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of this series under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities of this series at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of this series at the time Outstanding, on behalf of the Holders of all the Securities of this series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of at least 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The

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

foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof and premium, if any, or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like tenor and aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          Interest [If an Original Security, then insert: (other than Additional Interest)] on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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

SECTION 2.04. Additional Provisions Required in Global Security.
              -------------------------------------------------

          Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.02 and 2.03, bear a legend in substantially the following form:

          [If a Global Security, insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by DTC, insert -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SECTION 2.05. Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

                                                           The Bank of New York,
                                                                      as Trustee


                                              By
                                                 -------------------------------
                                                            Authorized Signatory

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

                                  ARTICLE THREE

                                 The Securities

SECTION 3.01. Title and Terms.
              ---------------

          The Securities shall be issued in two series, namely 8.15% Notes due December 15, 2005 and 8.80% Notes due December 15, 2008.

          The aggregate principal amount of Securities which may be authenticated by the Trustee and delivered under this Indenture is limited to $700,000,000 (comprised of up to $200,000,000 in aggregate principal amount of 2005 Notes and up to $500,000,000 aggregate principal of 2008 Notes), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05,
3.06 or 9.06. The Trustee shall authenticate Original Securities on the Issue Date in an aggregate principal amount not to exceed $200,000,000 in the case of the 2005 Notes and $500,000,000 in the case of the 2008 Notes.

          The Company may issue Exchange Securities of a series from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to Section 3.03, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of Original Securities of such series. Upon any such exchange the Original Securities of such series shall be canceled in accordance with
Section 3.09 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of Original Securities and Exchange Securities Outstanding exceed $200,000,000 in the case of the 2005 Notes and $500,000,000 in the case of the 2008 Notes.

                  The Securities shall be known and designated as the "8.15% Notes due December 15, 2005," in the case of the 2005 Notes, and the "8.80% Notes due December 15, 2008," in the case of the 2008 Notes, of the Company. The Stated Maturity of the 2005 Notes shall be December 15, 2005 and the Stated Maturity of the 2008 Notes shall be December 15, 2008. The 2005 Notes shall initially bear interest at the rate of 8.15% per annum and the 2008 Notes shall initially bear interest at the rate of 8.80% per annum, which rate of interest, in each case, may be adjusted from time to time as provided in Section 2.03, from November 21, 2001 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 15 and December 15, commencing June 15, 2002, until the principal thereof is paid or made available for payment; provided,
                                                                   --------
however, with respect to Original Securities of either series of Securities, if
-------
there has been a Registration Default with respect to such series of Securities, a Step-Up will occur and such Original Securities will from then bear Additional Interest until the Step-Down Date. Accrued Additional Interest, if any, shall be paid in cash in arrears semi-annually on June 15 and December 15 in each year, and the amount of accrued Additional Interest

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

shall be determined on the basis of the number of days actually elapsed. In connection with the cash payment of any Additional Interest, the Company shall notify the Trustee (the "Additional Interest Notice") on or before the later to occur of (i) the Regular Record Date preceding such payment of any Additional Interest, and (ii) the date on which any such Additional Interest begins to accrue, of the amount of Additional Interest to be paid by the Company on the next Interest Payment Date. In the event of the occurrence of a Step-Down Date during the period between the date on which the Additional Interest Notice is given and the next Interest Payment Date, the Company shall so notify the Trustee and shall provide the Trustee with the revised amount of Additional Interest to be paid by the Company on such Interest Payment Date.

          In the case of a default in payment of principal or upon acceleration, interest shall be payable pursuant to the preceding paragraph on such overdue principal, such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the same rate of interest that is payable pursuant to the preceding paragraph on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

          If the Securities of a series are issued in the form of one or more Global Securities, payments of the principal of, premium, if any, and interest on the Securities of such series shall be made in immediately available funds to the Depositary. If the Securities of a series are issued in certificated form, the principal of and premium, if any, and interest on the Securities of such series shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of
         --------  -------
interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall not have the benefit of any sinking fund obligations.

          The Securities of each series shall be subject to defeasance and covenant defeasance at the option of the Company as provided in Article Eleven. The Securities of each series shall also be subject to redemption at the option of the Company as provided in Article Twelve.

          Unless the context otherwise requires, the Original Securities and the Exchange Securities of each series of Securities shall constitute one class for all purposes under this Indenture, including without limitation, amendments, waivers and redemptions.

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

SECTION 3.02. Denominations.
              -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03. Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Administrative Officer, its Chief Financial Officer or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of either series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Company Order, shall authenticate and deliver such Securities as provided by this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities of a series of Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities of such series of Securities for cancellation in accordance with
Section 3.09 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating any such Exchange Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) that such Exchange Securities have been duly and validly issued in accordance with the terms of this Indenture, and are entitled to all the rights and benefits set forth herein; and

          (b) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act.

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

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 3.04. Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities of either series, the Company may execute, and upon a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of either series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of either series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of either series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.05. Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as they may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

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

          Such Security Register shall distinguish between 2005 Notes and 2008 Notes, and between Original Securities and Exchange Securities.

          Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security of either series at an office or agency of the Company designated pursuant to Section 10.02 for such purpose in accordance with the terms hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like tenor and aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          At the option of the Holder and subject to the other provisions of this Section 3.05, Securities of either series may be exchanged for other Securities of the same series of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 2.02, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the legal, valid and binding obligations of the Company, evidencing the same debt, and (subject to the provisions in the Original Securities regarding the payment of Additional Interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 3.05 or 9.06.

          In the event of a redemption, in whole or in part, of the Securities of either series, neither the Company nor the Security Registrar will be required (a) to register the transfer of or exchange Securities of such series for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption under Section 12.04 or (b) to register the transfer of or exchange any Security of such series, or portion thereof, called for redemption.

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

          (b) Certain Transfers and Exchanges. Notwithstanding any other
              -------------------------------
provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.05(b) shall be made only in accordance with this Section 3.05(b).

          (i) Restricted Global Security to Regulation S Global Security. If the
              ----------------------------------------------------------
     owner of a beneficial interest in the Restricted Global Security of either series wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security of such series, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and clause (b)(iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in such Restricted Global Security in a specified principal amount be debited from a specified Agent Member's account and that a beneficial interest in the corresponding Regulation S Global Security in an equal principal amount be credited to another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar shall reduce the principal amount of such Restricted Global Security and increase the principal amount of the corresponding Regulation S Global Security by such specified principal amount.

          (ii) Regulation S Global Security to Restricted Global Security. If
               ----------------------------------------------------------
     the owner of a beneficial interest in the Regulation S Global Security of either series wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the corresponding Restricted Global Security, such transfer may be effected only in accordance with this clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in such Regulation S Global Security in a specified principal amount be debited from a specified Agent Member's account and that a beneficial interest in the corresponding Restricted Global Security in an equal principal amount be credited to another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in such Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of such Regulation S Global Security and increase the principal amount of the corresponding Restricted Global Security by such specified principal amount.

          (iii) Non-Global Security to Non-Global Security. A Security of either
                ------------------------------------------
     series that is not a Global Security may be transferred, in whole or in part,

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

     to a Person who takes delivery in the form of another Security of such series that is not a Global Security as provided in Section 3.05(a); provided that, if the Security to be transferred in whole or in part is a
     --------
     Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received
     (A) a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in every case to Section 3.05(c)), respectively.

          (iv) Regulation S Global Security to be Held Through Euroclear or
               ------------------------------------------------------------
     Clearstream during Restricted Period. The Company shall use its best
     ------------------------------------
     efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in any Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this clause (b)(iv) shall not
                                    --------
     prohibit any transfer or exchange of such an interest in accordance with clause (b)(ii) above.

          (v) Exchanges of Book-Entry Securities for Certificated Securities. A
              --------------------------------------------------------------
     beneficial interest in a Global Security of either series may not be exchanged for a Security of such series in certificated form unless (i) DTC
     (x) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act and in either case the Company thereupon fails to appoint a successor Depositary, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities of such series in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to the Securities of such series. In all cases, certificated Securities delivered in exchange for any Global Security or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Any certificated Security issued in exchange for an interest in a Global Security will bear the legend restricting transfers that is borne by such Global Security. Any such exchange will be effected through the DWAC System and an appropriate adjustment will be made in the records of the Security Registrar to reflect a decrease in the principal amount of the relevant Global Security.

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

          (c) Securities Act Legends. Rule 144A Securities and their Successor
              ----------------------
Securities shall bear a Restricted Securities Legend, and the Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

          (i) subject to the following clauses of this Section 3.05(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

          (ii) subject to the following clauses of this Section 3.05(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security; provided that, if such new Security is required pursuant to
                     --------
     Section 3.05(b) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (iii) Registered Securities shall not bear a Securities Act Legend;

          (iv) at any time after the Securities of either series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of such series (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security of such series in exchange for or in lieu of such other Security as provided in this Article Three;

          (v) a new Security of a series which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security of such series (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company, shall authenticate and deliver such new Security as provided in this Article Three; and

          (vi) notwithstanding the foregoing provisions of this Section 3.05(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted

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

     Securities Legend in exchange for such Successor Security as provided in this Article Three.

          (d) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

          If any mutilated Security of either series is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security of either series and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series of like tenor, form, terms and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security of either series has become or is about to become due and payable, the Company in the discretion of the Company may, instead of issuing a new Security of the same series, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of either series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this

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

Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07. Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest (including Additional Interest) on any Security of either series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum determined pursuant to the form of Security for such series included herein (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special

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

     Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of either series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08. Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09. Cancellation.
              ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by a Company Order; provided, however, that the Trustee shall not
                                   --------  -------
be required to destroy such Securities.

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

SECTION 3.10. Computation of Interest.
              -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, except that Additional Interest shall be computed on the basis of a 365 or 366-day year, as the case may be.

SECTION 3.11. CUSIP Numbers.
              -------------

          The Company in issuing the Securities may use "CUSIP" and "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any
                                                              --------
such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 4.01. Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall cease to be of further effect as to all outstanding Securities of either series and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

          (1) either

               (A) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on the Securities of such series as and when the same will have become due and payable; or

               (B) all outstanding Securities of such series (except lost, stolen or destroyed Securities which have been replaced or paid) have been delivered to the Trustee for cancellation;

          and the Company, in the case of (A) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the

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

          case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder with respect to such series by the Company;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with; and

          (4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

Notwithstanding the satisfaction and discharge of this Indenture, the following shall survive: (i) the obligations of the Company to the Trustee under Section 6.07, (ii) the substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders of Securities to receive payment of principal of and premium, if any, and interest on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture (including, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03), and (v) rights of holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them.

SECTION 4.02. Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

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

                                  ARTICLE FIVE

                                    Remedies

SECTION 5.01. Events of Default.
              -----------------

          "Event of Default", wherever used herein with respect to Securities of either series, means any one of the following events with respect to such series of Securities (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of or premium, if any, on any Security of that series when due; or

          (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or in the Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) if an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Company or any Subsidiary, whether such indebtedness now exists or shall hereafter be created, if (A) such default either (1) results from the failure to pay the principal of any such indebtedness at its stated maturity or (2) relates to an obligation other than the obligation to pay the principal of such indebtedness at its stated maturity and results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, (B) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay principal at stated maturity or the maturity of which has been so accelerated, aggregates $25,000,000 or more at any one time outstanding and (C) such indebtedness is not discharged, or such acceleration is not rescinded or annulled within a period of 10 Business Days after there has been given, by registered or certified mail, to the Company by the

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

     Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

          If an Event of Default with respect to the Securities of either series (other than an Event of Default specified in Section 5.01(5) or (6)) with respect to the Company occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the Default Amount of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such Default Amount and any accrued interest,

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

together with all other amounts due with respect to that series under this Indenture, shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or (6) with respect to the Company occurs, the Default Amount of and any accrued interest on the Securities then Outstanding, together with all other amounts due under this Indenture, shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

          The "Default Amount" in respect of any particular Security as of any particular date of acceleration shall equal the principal amount and premium, if any, of the Security plus accrued and unpaid interest to such date.

          At any time after such a declaration of acceleration has been made with respect to the Securities of either series and before a judgment or decree for payment of the money due based on such acceleration has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of and premium, if any, on any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate prescribed by the Securities of that series,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the applicable rate prescribed by the Securities of that series, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default with respect to the Securities of that series, other than the non-payment of the principal of and any premium and interest on such Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

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

SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate provided by such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses incurred by the Trustee under this Indenture, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to the Securities of either series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04. Trustee May File Proofs of Claim.
              --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

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

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided,
                                                                   --------
however, that the Trustee may, on behalf of the Holders, vote for the election
-------
of a trustee in bankruptcy or similar official and be a member of a creditors committee or other similar committee.

SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06. Application of Money Collected.
              ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.07; and

          SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively.

The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to the Holders pursuant to this Section 5.06.

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

SECTION 5.07. Limitation on Suits.
              -------------------

          No Holder of any Security of either series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered and provided to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request, offer and provision of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and
              ----------------------------------------------------------------
              Interest.
              --------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.07) interest on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

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

SECTION 5.09. Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.
              ------------------

          The Holders of a majority in aggregate principal amount of the Outstanding Securities of either series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that
                                  --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

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

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

SECTION 5.13. Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of either series may on behalf of the Holders of all the Securities of such series by written notice to the Trustee waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of, premium, if any, or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorney's fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that
                                                              --------
neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of either series or in any suit instituted by any Holder for the enforcement of principal of, premium, if any, or interest on any Security on or after the applicable Stated Maturity of such Security (or, in the case of redemption, on or after the Redemption Date).

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

SECTION 5.15. Waiver of Stay or Extension Laws.
              --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

SECTION 6.01. Certain Duties and Responsibilities.
              -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. If an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02. Notice of Defaults.
              ------------------

          If a default occurs hereunder with respect to Securities of either series, the Trustee shall give the Holders of Securities of such series notice of such Default hereunder as and to the extent provided by the Trust Indenture Act, unless such Default has been cured or waived; provided, however, that in
                                                   --------  -------
the case of any Default of the character specified in Section 5.01(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof and provided, further, that
                                                        --------  -------
the Trustee may withhold from such Holders notice of any continuing Default (other than a Default of the character specified in Sections 5.01(1) and

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

5.01(2)), if the Trustee shall determine that withholding such notice is in the interests of such Holders.

SECTION 6.03. Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 6.01:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document whether in its original form or facsimile form believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

          (f) prior to the occurrence of an Event of Default and after all such Events of Default shall have been cured, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to

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

     make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which the Trustee reasonably believed to have been authorized or within its rights or powers;

          (i) except as otherwise required pursuant to the Trust Indenture Act, the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any such Default or Event of Default, as the case may be, is received by the Trustee at the Corporate Trust Office of the Trustee, and that such notice references the Securities and this Indenture; and

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any certificate previously delivered and not superseded.

SECTION 6.04. Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

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

SECTION 6.05. May Hold Securities.
              -------------------

          The Trustee, any Paying Agent, any Security Registrar (if other than the Trustee) or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          Subject to the provisions of Section 6.08, the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

SECTION 6.06. Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.07. Compensation and Reimbursement.
              ------------------------------

The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee, or any predecessor Trustee, for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts

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

     hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and the costs and expenses of enforcing this right of indemnification.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

SECTION 6.08. Disqualification; Conflicting Interests.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days after ascertaining that it has such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.09. Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

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

SECTION 6.10. Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

          (e) If at any time:

          (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to the Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by

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

Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee under Section 6.07, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that
                                                                 --------
such corporation shall be otherwise

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

qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against the Company.
              -----------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14. Appointment of Authenticating Agent.
              -----------------------------------

          The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party,

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

or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities of either series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                           The Bank of New York,
                                                                      As Trustee


                                        By
                                          --------------------------------------
                                                         As Authenticating Agent


                                        By
                                          --------------------------------------
                                                            Authorized Signatory

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

                                 ARTICLE SEVEN

              Holders' Lists and Reports by Trustee and the Company

SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders.
              ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.

SECTION 7.02. Preservation of Information; Communications to Holders.
              ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03. Reports by Trustee.
              ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by

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

Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which either series of Securities are listed, with the Commission and with the Company. The Company shall promptly notify the Trustee of the listing of either series of Securities on any stock exchange and of any delisting thereof.

SECTION 7.04. Reports by Company.
              ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act and in the manner set forth in Section 10.07; provided that any such information, documents or reports
                        --------
required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act ( "SEC Reports") shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company will nonetheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee and to furnish copies of such SEC Reports to the Holders of Securities at the time the Company is required to file such reports with the Trustee and will make such information available to investors who request it in writing.

          Delivery of such reports, information and documents to the Trustee shall be for informational purposes only and the Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 7.05. Officers' Certificate with Respect to Change in Interest Rates.
              --------------------------------------------------------------

          Within seven Business Days after any Step-Up or Step-Down Date, or after any adjustment of the interest rate payable as a result of a ratings change by Moody's or S&P as provided in Section 2.03, with respect to Securities of either series, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate with respect to the Securities of such series and the date on which it became effective.

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

                                 ARTICLE EIGHT

                           Merger, Consolidation, Etc.

SECTION 8.01. Mergers, Consolidations and Certain Sales of Assets.
              ---------------------------------------------------

          The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) either the Company shall be the continuing corporation, or the successor Person or purchaser shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities, the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and all of the Company's obligations under the Exchange and Registration Rights Agreement;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (3) if a supplemental indenture is to be executed in connection with such consolidation, merger, transfer or lease, the Company shall have delivered to the Trustee (A) an Officers' Certificate and (B) an Opinion of Counsel attesting to compliance with these provisions.

SECTION 8.02. Successor Substituted.
              ---------------------

          Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

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

SECTION 8.03. Officers' Certificate and Opinion of Counsel.
              --------------------------------------------

          The Trustee, subject to the provisions of Sections 6.01 and 6.03, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, transfer or lease, and any such assumption, complies with the provisions of this Article before the Trustee shall execute any supplemental indenture required pursuant to this Article.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 9.01. Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of the Securities of either series (and if such covenants are to be for the benefit of only one series, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default with respect to both or either series of Securities; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated form in addition to or in place of certificated Securities; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or both series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with

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

     respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

          (6) to secure the Securities; or

          (7) to establish the form or terms of the Securities of either series as permitted by Sections 2.01 and 3.01; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

          (9) if allowed, without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest on securities in bearer form; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which is mistaken or may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10), other than with respect to a mistaken provision, shall not adversely affect the interests of the Holders of Securities of either series in any material respect; or

          (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 9.02. Supplemental Indentures With Consent of Holders.
              -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture with respect to such series of Securities or of modifying in any manner the rights of the Holders of such series of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series affected thereby,

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

          (1) change the Stated Maturity of the principal of or interest on, any Security of that series, or reduce the principal amount thereof or the premium, if any, or the rate of interest thereon or modify the provisions with respect to the adjustment of the interest rate payable on the Securities of that series in a manner adverse to Holders of such series, or change the place of payment where, or the coin or currency in which, payment of the principal of, premium, if any, or interest on any Security of that series is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security of that series on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the amount payable upon a redemption of any Securities of such series or modify the Company's right to redeem the Securities of that series in a manner adverse to such Holders, or

          (3) reduce the percentage in principal amount of the Outstanding Securities of that series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (4) modify any of the provisions of this Section, Section 5.13,
     Section 10.08 or Section 10.10, except to increase any percentage set forth in such Sections or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.10, or the deletion of this proviso, in accordance with the requirements of Section 9.01(8).

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03. Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental

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

indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04. Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05. Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.06. Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities of either series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of either series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    Covenants

SECTION 10.01. Payment of Principal, Premium and Interest.
               ------------------------------------------

          The Company will duly and punctually pay the principal of and premium, if any, and interest on each series of Securities in accordance with the terms of such series of Securities and this Indenture.

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

SECTION 10.02. Maintenance of Office or Agency.
               -------------------------------

          The Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities of either series may be presented or surrendered for payment or redemption, where Securities of either series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of either series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided,
                                                                       --------
however, that no such designation or rescission shall in any manner relieve the
-------
Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03. Money for Security Payments to be Held in Trust.
               -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to either series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 5.04, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Paying Agent for the Securities.

          Whenever the Company shall have one or more Paying Agents for either series of Securities, it will, prior to each due date of the principal of, premium, if any, or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 5.04, upon any

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

bankruptcy or reorganization proceeding relative to the Company the Trustee shall serve as the Paying Agent for the Securities.

          The Company will cause each Paying Agent for either series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest;

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to either series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on the Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, shall, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of

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

Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04. Existence.
               ---------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 10.05. Maintenance of Properties.
               -------------------------

          The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary or appropriate in connection with its business; provided, however, that nothing in this Section shall prevent the Company from
--------  -------
discontinuing the operation or maintenance of, or selling, abandoning or otherwise disposing of, any of such properties if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.06. Payment of Taxes and Other Claims.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided,
                                                                      --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged (i) any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (ii) any such tax, assessment, charge or claim which the failure to pay or discharge, individually or in the aggregate with all such other failures, would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

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

SECTION 10.07. Provision of Financial Information.
               ----------------------------------

          The Company agrees to furnish the Trustee and file with the Commission, in each case within the time periods specified in the Commission's rules and regulations:

          (i) all quarterly and annual financial information that would be required to be included in filings with the Commission on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in "Management's Discussion of Analysis of Financial Condition and Results of Operations," the financial condition and results of operations of the Company and its Subsidiaries) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

          (ii) all current reports that would be required to be filed with the Commission on Form 8-K.

          In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company shall nevertheless continue to file such reports with the Commission (unless the Commission will not accept such a filing) and the Trustee for so long as any Securities are outstanding. The Company will furnish copies of the SEC Reports to the Holders of Securities who request it in writing.

SECTION 10.08. Provision of Additional Information.
               -----------------------------------

          For so long as any Securities of either series are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act or, if earlier, until two years after the Issue Date, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities of such series, to furnish at its expense, upon request, to holders of Securities such series and prospective purchasers of such securities, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.

SECTION 10.09. Statement by Officers as to Compliance.
               --------------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and

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

observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.10. Waiver of Certain Covenants.
               ---------------------------

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.03 to 10.07, inclusive, with respect to the Securities of either series if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.11. Statement by Officers as to Default.
               -----------------------------------

          The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                 ARTICLE ELEVEN

                       Defeasance and Covenant Defeasance

SECTION 11.01. Company's Option to Effect Defeasance or Covenant Defeasance.
               ------------------------------------------------------------

          The Company may, at its option by Board Resolution at any time (subject to 5 Business Day's prior written notification to the Trustee or such lesser period as may be acceptable to the Trustee), elect to have either Section
11.02 or Section 11.03 applied to the Outstanding Securities of either series upon compliance with the conditions set forth below in this Article Eleven.

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

SECTION 11.02. Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of its option provided in Section 11.01 to have this Section applied to either series of Securities, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of that series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of that series which shall thereafter be deemed to be "Outstanding" only for the purposes of the Sections of this Indenture referred to in clauses (1) and (2) of this Section, and to have satisfied all its other obligations under the Securities of that series and this Indenture insofar as the Securities of that series is concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

          (1) the rights of Holders of Outstanding Securities of that series to receive, solely from the trust fund described in Section 11.04 as more fully set forth in such Section, payments of the principal of and premium, if any, and interest on such Securities when such payments are due;

          (2) the Company's obligations with respect to the Securities of that series under Sections 3.05, 3.06, 10.02 and 10.03 and such obligations as shall be ancillary thereto;

          (3) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder; and

          (4) this Article Eleven.

          Subject to compliance with this Article Eleven, the Company may exercise its option under this Section 11.02 notwithstanding the prior exercise of its option under Section 11.03 with respect to the Securities. Following a defeasance with respect to the Securities of either series, payment of the Securities of that series may not be accelerated because of an Event of Default with respect to such series.

SECTION 11.03. Covenant Defeasance.
               -------------------

          Upon the Company's exercise of its option with respect to either series of Securities provided in Section 11.01 applicable to this Section, the Company shall be released from its obligations under Section 8.01 and any Event of Default applicable to the Securities of such series shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities of such series

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

shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 8.01, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of that series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

SECTION 11.04. Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions precedent to application of either Section 11.02 or Section 11.03 to the Outstanding Securities of either series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Eleven applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) money in an amount (in such currency, currencies or currency units in which the Securities of such series are then specified as payable at Maturity), or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof in an amount, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and premium, if any, and interest on the Outstanding Securities of that series on the Maturity of such principal, premium, if any, or interest;

          (2) No Event of Default with respect to the Securities of that series or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 5.01(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

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

          (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of that series to have a conflicting interest as defined in Section 6.08 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

          (5) In the case of an election under Section 11.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (6) In the case of an election under Section 11.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
     11.02 or the covenant defeasance under Section 11.03 (as the case may be) have been complied with.

SECTION 11.05. Deposited Money and U.S. Government Obligations to Be Held in
               -------------------------------------------------------------
               Trust; Other Miscellaneous Provisions.
               -------------------------------------

          Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 11.05, the "Trustee") pursuant to Section 11.04 in respect of the Outstanding Securities of either series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or

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

through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series, of all sums due and to become due thereon in respect of principal and premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 11.04 or the principal and interest received in respect thereof.

          Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 11.04 which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1.01. Reinstatement.
              -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 11.02 or 11.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eleven until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
11.02 and 11.03; provided, however, that if the Company makes any payment of
                 --------  -------
principal of and premium, if any, or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

SECTION 1.02. Repayment to Company.
              --------------------

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on a Company Request for such payment, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or

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

such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the
                                                   --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, shall, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                 ARTICLE TWELVE

                            Redemption of Securities

SECTION 12.01. Right of Redemption.
               -------------------

          The Securities may be redeemed in accordance with the provisions of the form of the Securities set forth in Sections 2.02 and 2.03.

SECTION 12.02. Applicability of Article.
               ------------------------

          Redemption of Securities of either series at the election of the Company pursuant to any provision of the Securities of such series or this Indenture, shall be made in accordance with such provision and this Article Twelve.

SECTION 12.03. Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 12.01 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities of either series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

SECTION 12.04. Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities of either series are to be redeemed, the particular Securities of such series to be redeemed shall be selected by the Trustee within five Business Days after it receives the notice described in
Section 12.03, from the

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

Outstanding Securities of such series not previously called for redemption, by lot or by such other method as the Trustee may deem fair and appropriate. The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities of either series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities of either series redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 12.05. Notice of Redemption.
               --------------------

          Notice of redemption shall be given in the manner provided in Section
1.06 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

All notices of redemption shall state:

          (a) the Redemption Date,

          (b) the Redemption Price, and accrued interest (including Additional Interest, if any), if any, to the Redemption Date,

          (c) if less than all Outstanding Securities of either series are to be redeemed, the aggregate principal amount of Securities of such series to be redeemed and the aggregate principal amount of Securities of such series which will be outstanding after such partial redemption,

          (d) that on the Redemption Date the Redemption Price, and accrued interest (including Additional Interest, if any), if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date, and

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest (including Additional Interest, if any), if any, to the Redemption Date.

In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be

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

redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

SECTION 12.06. Deposit of Redemption Price.
               ---------------------------

          On or prior to the Redemption Date, the Company shall deposit with the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Additional Interest, if any) to the Redemption Date on all the Securities which are to be redeemed on that date.

SECTION 12.07. Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest (including Additional Interest, if any) to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section
3.07. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at the rate of interest then accruing on the principal of such Security. Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.02 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ----------

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

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                      -77-

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

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    THE GAP, INC.


                                    By  /s/ SABRINA SIMMONS
                                        -------------------
                                        Name: Sabrina Simmons
                                        Title: Vice President and Treasurer


                                    THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee


                                    By  /s/ MICHAEL PITFICK
                                        -------------------
                                        Name: Michael Pitfick
                                        Title: Assistant Treasurer

                                      -78-

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

                                              ANNEX A- Form of
                                              Regulation S Certificate

                            REGULATION S CERTIFICATE

 (For transfers pursuant to Section .3.05(b)(i), (iii) and (v) of the Indenture)

The Bank of New York,
   as Trustee
20 Broad Street, Lower Level
Attention: Corporate Trust Reorg. Department
New York, New York 10005

     Re:  [8.15% Notes due December 15, 2005] [8.80% Notes due December 15,
          -----------------------------------------------------------------
          2008] of The Gap, Inc. (the "Securities")
          -----------------------------------------

          Reference is made to the Indenture, dated as of November 21, 2001 (the "Indenture"), between The Gap, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $             principal amount of
                                            ------------
Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is

================================================================================
being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C) either:

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to
              ------------------
     Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the

================================================================================

          Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:

                           (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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

                                              ANNEX B - Form of Restricted
                                              Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE

  (For transfers pursuant to Section .3.05(b)(ii), (iii), (iv) and (v) of the
                                   Indenture)

The Bank of New York,
 as Trustee
20 Broad Street, Lower Level
Attention: Corporate Trust Reorg. Department
New York, New York 10005

     Re:  [8.15% Notes due December 15, 2005] [8.80% Notes due December 15,
          -----------------------------------------------------------------
          2008] of The Gap, Inc. (the "Securities")
          -----------------------------------------

          Reference is made to the Indenture, dated as of November 21, 2001 (the "Indenture"), between The Gap, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $              principal amount of
                                            -------------
Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and

                                       B-1

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

all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

          (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                       B-2

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

                                              ANNEX C - Form of Unrestricted
                                              Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

      (For removal of Securities Act Legends pursuant to Section .3.05(c))

The Bank of New York,
 as Trustee
20 Broad Street, Lower Level
Attention: Corporate Trust Reorg. Department
New York, New York 10005

     Re:  [8.15% Notes due December 15, 2005] [8.80% Notes due December 15,
          -----------------------------------------------------------------
          2008] of The Gap, Inc. (the "Securities")
          -----------------------------------------

          Reference is made to the Indenture, dated as of November 21, 2001 (the "Indenture"), between The Gap, Inc. (the "Company") and The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $              principal amount of
                                            -------------
Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s).
                       ---------------------------

          CERTIFICATE No(s).
                             ---------------------

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 3.05(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with

                                       C-1

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

paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers.

Dated:

                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                       C-2

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